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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 1, 1999


                                  FUNDTECH LTD.
           (Exact Name of Registrants as Specified in their Charters)


                                     ISRAEL
                 (State or Other Jurisdiction of Incorporation)


        333-08304                                           N/A
 (Commission File Number)                  (I.R.S. Employer Identification No.)


                               C/O FUNDTECH CORP.
                         30 MONTGOMERY STREET, SUITE 501
                             JERSEY CITY, NEW JERSEY      07302
               (Address of Principal Executive Offices) (Zip Code)


                                 (201) 946-1100
              (Registrants' Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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
Item 2.  Acquisition or Disposing of Assets.

         Fundtech Ltd. (the "Company") hereby amends the following items, financial statements, exhibits or other portions of its Current
         Report on Form 8-K dated June 29, 1999 (the "Initial Report"), relating to the Company's consummation of the purchase of all of the outstanding shares of Biveroni Batschelet Partners AG ("BBP") from the shareholders of BBP to include certain financial information omitted from the Initial Report pursuant to Item 7(a)(4) of Form 8-K.














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
Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Business Acquired.

See Exhibit 20.1 for the audited financial statements of Biveroni Batschelet Partners AG.


(b)  Pro Forma Financial Information.

The following unaudited pro forma condensed balance sheet was derived from Fundtech's historical consolidated balance sheet and the historical balance sheet of Biveroni Batschelet Partners AG. ("BBP") as of March 31, 1999. The unaudited pro forma condensed statements of operations for the three month period ended March 31, 1999 and for the year ended December 31, 1998 were derived from Fundtech's historical consolidated statements of operations and the historical statements of operations of "BBP" for the three month period ended March 31, 1999 and for the year ended December 31, 1998. The unaudited pro forma financial statements reflect the pro forma effects of the acquisitions of "BBP". These unaudited pro forma financial statements give effect to the acquisitions as if they had occurred on January 1, 1998 for the statements of operations and as of March 31, 1999 for the balance sheet. The pro forma consolidated financial statements do no purport to represent what Fundtech's results of operations or financial position actually would have been if the acquisition had occurred on or as of such dates and are not necessarily indicative of future operating results or financial position. The unaudited pro forma condensed consolidated financial statements are based upon, and should be read in conjunction with, the historical consolidated financial statements of Fundtech Ltd., including notes thereto, included in its annual Report on Form 10-K for the year ended December 31, 1998 and its unaudited historical interim financial statements including notes thereto, included in its Quarterly Report on Form 10-Q for the period ended March 31, 1999 and the audited annual historical financial statements and the unaudited interim historical financial statements of "BBP", and the notes thereto included in this Current Report on Form 8-K.


The acquisition of "BBP" has been accounted for using the purchase method of accounting and on available financial information and certain estimates and assumptions set forth in the notes to the unaudited pro forma consolidated combined financial statements. Under the purchase method of accounting, the purchase price is allocated to the fair value of the tangible and identifiable intangible assets acquired and liabilities assumed. The pro forma adjustments related to the "BBP" acquisition are based on preliminary assumptions of the allocation of the purchase price and are subject to revision once appraisals, evaluations and other studies of the fair value of the assets acquired and liabilities assumed are completed. Actual purchase accounting adjustments related to the "BBP" acquisition may differ from the pro forma adjustments presented in this prospectus.

According to FASB 52, since the functional currency of BBP is the Swiss franc, the historical financial statements of BBP have been translated to U.S. dollars using the current rate method.


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
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

                        BALANCE SHEETS AT MARCH 31, 1999

                                                             Fundtech             Acquired        Pro forma         Pro forma
                                                            historical            business       adjustments         combined
                                                         -----------------  ------------------ ------------------ --------------
                                                                                 U.S. dollars in thousands
                                                         -----------------------------------------------------------------------
   ASSETS

CURRENT ASSETS:
Cash and cash equivalents                                       12,014              1,615          (10,403)(1)            3,226
Marketable securities                                                -                940                -                  940
Inventories                                                          -                 10                -                   10
Loan to a shareholder                                                -                338                -                  338
Trade receivables, net                                          12,282                633                -               12,915
Deferred income taxes                                                -                 36                -                   36
Other accounts receivable                                        1,626                189                -                1,815
                                                         -----------------  ------------------ ------------------ -----------------

Total current assets                                            25,922              3,761          (10,403)              19,280
                                                         -----------------  ------------------ ------------------ -----------------

LONG-TERM TRADE RECEIVABLES                                        593                  -                -                  593
                                                         -----------------  ------------------ ------------------ -----------------

FIXED ASSETS, NET                                                4,740                708                -                5,448
                                                         -----------------  ------------------ ------------------ -----------------

OTHER ASSETS                                                     2,886                  -            9,796(3)            12,682
                                                         -----------------  ------------------ ------------------ -----------------

                                                                34,141              4,469             (607)              38,003
                                                         =================  ================== ================== =================
   LIABILITIES AND SHAREHOLDERS'
     EQUITY (DEFICIENCY)

CURRENT LIABILITIES:
Trade payables                                                   2,221                122                -                2,343
Other accounts payable and accrued expenses                      4,290              3,493                -                7,783
Proposed dividend                                                    -                 54                -                   54
                                                         -----------------  ------------------ ------------------ -----------------

Total current liabilities                                        6,511              3,669                -               10,180
                                                         -----------------  ------------------ ------------------ -----------------

LONG-TERM LIABILITIES:
Deferred tax liabilities                                             -                 41                -                   41
Other liabilities                                                   71                  -                -                   71
                                                         -----------------  ------------------ ------------------ -----------------

                                                                    71                 41                -                  112
                                                         -----------------  ------------------ ------------------ -----------------
SHAREHOLDERS' EQUITY (DEFICIENCY):
Ordinary shares                                                     34                540            2,414(2) (6)         2,988
Additional paid-in capital                                      42,358                  -                -               42,358
Deferred compensation                                             (196)                 -                -                 (196)
Retained earnings (accumulated deficit)                        (14,637)               219           (3,021)(3) (6)      (17,439)
                                                         -----------------  ------------------ ------------------ -----------------

Total shareholders' equity (deficiency)                         27,559                759             (607)              27,711
                                                         -----------------  ------------------ ------------------ -----------------

                                                                34,141              4,469             (607)              38,003
                                                         =================  ================== ================== =================

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
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

            STATEMENTS OF OPERATIONS FOR THE THREE-MONTH PERIOD ENDED

                                 MARCH 31, 1999

                                                    Fundtech            Acquired            Pro forma           Pro forma
                                                   historical           business           adjustments           combined
                                                 ----------------    ----------------    -----------------   -----------------
                                                                          U.S. dollars in thousands
                                                 -----------------------------------------------------------------------------
Revenues                                                 7,901               2,270                 -                10,171
Cost of revenues                                         2,051                 510                 -                 2,561
                                                 ----------------    ----------------    -----------------   -----------------

Gross profit                                             5,850               1,760                 -                 7,610

Operating expenses:
  Software development, net                              2,337                 404                 -                 2,741
  Selling and marketing, net                             1,095                 222                 -                 1,317
  General and administrative                               748                 202               288(5)              1,238
                                                 ----------------    ----------------    -----------------   -----------------

Total operating expenses                                 4,180                 828               288                 5,296

Operating income                                         1,670                 932                 -                 2,314

Financial income (expenses), net                           124                   1              (115)(4)                10
Other expenses, net                                          -                 (13)                -                   (13)
Income taxes                                                 -                (247)                -                  (247)
                                                 ----------------    ----------------    -----------------   -----------------

Net income for the period                                1,794                 673              (403)                2,064
                                                 ================    ================    =================   =================

Basic earnings per share                                  0.17                                                        0.19
                                                 ================                                            =================

Diluted earnings per share                                0.16                                                        0.18
                                                 ================                                            =================

Shares used in computing:
  Basic earnings per share                              10,846                                                      10,951
                                                 ================                                            =================

  Diluted earnings per share                            11,554                                                      11,659
                                                 ================                                            =================


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
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

                   STATEMENTS OF OPERATIONS FOR THE YEAR ENDED

                                DECEMBER 31, 1998

                                                   Fundtech            Acquired            Pro forma           Pro forma
                                                  historical           business           adjustments           combined
                                                ----------------    ----------------    -----------------   -----------------
                                                                         U.S. dollars in thousands
                                                -----------------------------------------------------------------------------
Revenues                                               23,132               4,600                 -                27,732
Cost of revenues                                        6,418               1,598                 -                 8,016
                                                ----------------    ----------------    -----------------   -----------------

Gross profit                                           16,714               3,002                 -                19,716

Operating expenses:
  Software development, net                             6,636               1,563                 -                 8,199
  Selling and marketing, net                            2,970                 608                 -                 3,578
  General and administrative                            2,471               1,017             1,152(5)              4,640
  In-process research and development
   write-off                                           16,600                   -                 -                16,600
                                                ----------------    ----------------    -----------------   -----------------

Total operating expenses                               28,677               3,188             1,152                33,017

Operating loss                                        (11,963)               (186)                -               (13,301)

Financial income (expenses), net                          571                   4              (489) (4)               86
Other expenses, net                                         -                 (25)                -                   (25)
Income taxes                                                -                  26                 -                    26
                                                ----------------    ----------------    -----------------   -----------------

Loss for the year                                     (11,392)               (181)           (1,641)              (13,214)
                                                ================    ================    =================   =================

Basic loss per share                                    (1.12)                                                      (1.29)
                                                ================                                            =================

Diluted loss per share                                  (1.12)                                                      (1.29)
                                                ================                                            =================

Shares used in computing:
  Basic loss per share                                 10,171                                                      10,276
                                                ================                                            =================

  Diluted loss per share                               10,171                                                      10,276
                                                ================                                            =================

                    NOTES TO UNAUDITED PRO-FORMA CONSOLIDATED

                         CONDENSED FINANCIAL STATEMENTS


(1) Reflects payment at the time of the closing of the acquisition in the form of a cash consideration of $ 9,851 and other estimated acquisition expenses of $ 552.

(2) Reflects amount of $ 2,954 for shares issued in connection with the acquisition.

(3) The purchase price has been allocated as follows (U.S. dollars in thousands):

     In-process research and development                                2,802
     Goodwill                                                           9,796
     Tangible assets and liabilities of the acquired business, net        759
                                                                     ---------
                                                                       13,357
                                                                     =========

     The total purchase price paid in connection with the acquisition has been allocated in the accompanying pro forma information to the tangible and identifiable intangible assets and liabilities of BBP based upon the Company's estimates of their values. In connection with the allocation of the purchase price, the pro forma combined condensed balance sheet information included the write off of $ 2,802 thousand representing the estimated value of the in process research and development ("R&D") of software acquired from "BBP" for which technological feasibility has not yet been established and for which no alternative future use exists. The write off is not reflected in the unaudited pro forma consolidated combined statement of earnings since pro forma adjustments are limited to those events that are expected to have continuing impact, however it is reflected as an increase in the accumulated deficit in the pro forma consolidated combined balance sheet as of March 31, 1999. The allocation of the purchase price for the acquisition is subject to revision when additional information concerning assets and liability valuation is obtained. In the opinion of the Company's management, the assets and liability valuations for the acquisition will not be materially different from the pro forma financial data presented.

(4) Reflects a pro forma adjustment in the amount of $ 489 for interest expense from Janury 1, 1998 until the IPO date (March 13, 1998) and then a reduction of interest income from the IPO date until December 31, 1998 and a reduction of interest income of $ 115 from January 1, 1999 until March 31, 1999, respectively (which has been assumed to be 5.5% per annum on loans and 4.5% per annum on investments) on $ 10,403 of loans and investments assumed to finance the acquisition.

(5) Reflects a pro forma increase in amortization expenses associated with the acquired goodwill of approximately $ 9,796 over its estimated useful life of up to 8.5 years resulting from the application of purchase accounting method (the increases were $ 1,152 and $ 288 for the year ended December 31, 1998 and for the three months ended March 31, 1999, respectively).

(6)  Reflects the elimination of BBp's capital stock and retained earnings.

          (c)  Exhibits

            Exhibit No.       Exhibit

               2.1 Share Purchase Agreement, dated as of June 1, 1999, by and among Fundtech Ltd., Biveroni Batschelet Partners AG and the Shareholders listed on Schedule I thereto.*

               2.2 Escrow Agreement, dated June 16, 1999, by and among Fundtech Ltd., Fundtech Netherlands B.V.i.o., Dr. Marco Muller and Jon A. Biveroni.*

              20.1 Audited Financial Statements of Biveroni Batschelet Partners AG.

              23.1  Consent of Kost, Forer & Gabbay.

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*  Previously filed as an exhibit to the Initial Report



The Company agrees to furnish supplementally to the Commission, upon request, a copy of any exhibit or schedule to the Agreement not filed herewith.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     FUNDTECH LTD.
                                     (Registrant)

                                     By: /s/ Reuven Ben-Menachem
                                         -------------------------------
Date: July 21, 1999                      Reuven Ben-Menachem
                                         Chairman and Chief Executive Officer





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
                                  EXHIBIT INDEX


      Exhibit No.          Exhibit
      -----------          -------

         2.1 Share Purchase Agreement, dated as of June 1, 1999, by and among Fundtech Ltd., Biveroni Batschelet Partners AG and the Shareholders listed on Schedule I thereto.*

         2.2 Escrow Agreement, dated June 16, 1999, by and among Fundtech Ltd., Fundtech Netherlands B.V.i.o., Dr. Marco Muller and Jon A. Biveroni.*

        20.1               Audited Financial Statements of Biveroni Batschelet
                           Partners AG.

        23.1               Consent of Kost, Forer & Gabbay.



--------------------
*  Previously filed as an exhibit to the Initial Report








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